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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 3, 2000

                              AVOCENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                    000-30575                 91-2032368
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

                              4991 CORPORATE DRIVE
                           HUNTSVILLE, ALABAMA 35805
               (Address of Principal Executive Offices/Zip Code)

                                 (205) 430-4000
              (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets.

As previously reported in the Registrant's Current Report on Form 8-K, dated November 18, 2000, the Registrant entered into a Plan and Agreement of Merger, dated as of November 3, 2000, with respect to a merger (the "Merger") by and among Blue Marlin Acquisition Corporation, a Florida corporation and wholly-owned subsidiary of the Registrant (the "Subsidiary"), Equinox Systems Inc., a Florida corporation ("Equinox") and the Registrant, with the Registrant continuing as the surviving corporation.

The Merger was consummated on January 3, 2001, prior to which the shareholders of Equinox duly approved the Merger in accordance with the corporate laws of the State of Florida.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. It is impractical to provide financial statements related to the transactions described herein at this time. If required, such financial statements will be filed within sixty
(60) days of the date of the filing of this Form 8-K Current Report.

(b) Pro Forma Financial Information. If required, such pro forma financial statements will be filed within sixty (60) days of the date of the filing of this Form 8-K Current Report.

(c)      Exhibits.

                  None.

                                   SIGNATURE

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVOCENT CORPORATION




Dated: January 18, 2001            By: /s/ Doyle C. Weeks
                                      ------------------------------------------
                                       Doyle C. Weeks
                                       Executive Vice President